                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                          DATE OF REPORT: APRIL 7, 1999

                             ----------------------

                         AMERICAN EAGLE OUTFITTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                     0-23760                       13-2721430
-----------------          ---------------------         ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                             ----------------------

                              150 Thorn Hill Drive
                       Warrendale, Pennsylvania 15086-7528
                                  (724)776-4857
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                             ----------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                             ----------------------

ITEM 5.  OTHER EVENTS

COMPLETION OF NATCO REORGANIZATION
----------------------------------

         Effective April 7, 1999, American Eagle Outfitters, Inc., a Delaware corporation ("American Eagle"), reorganized its corporate structure into a holding company structure through a merger with Thorn Hill Acquisition Corp., a wholly-owned subsidiary of Natco Industries, Inc. ("Natco"). As a result of this merger and reorganization (the "Reorganization"), Natco, which prior to the Reorganization owned approximately 30.1% of American Eagle, became the holding company for American Eagle's operations, and American Eagle became a wholly-owned subsidiary of Natco. American Eagle's stockholders approved the Reorganization at a special meeting of stockholders held on March 29, 1999.

          Immediately following consummation of the merger, Natco changed its name to "American Eagle Outfitters, Inc." ("New American Eagle") and American Eagle changed it's name to "AE Stores Company." American Eagle stockholders must exchange their certificates representing shares of American Eagle common stock for certificates representing the same number of shares of New American Eagle common stock. American Eagle's transfer agent will deliver to each American Eagle stockholder a transmittal letter that must be returned to the transfer agent, along with the original American Eagle stock certificate, to complete the exchange.

         Following the Reorganization, New American Eagle retained most of American Eagle's characteristics, including: (1) the same business operations and substantially identical assets and liabilities; (2) the same directors, officers and employees; (3) the same number of shares outstanding; and (4) the same Certificate of Incorporation and Bylaws, except for an increase in the number of shares authorized, a classified Board of Directors, and the adoption of the provisions of Section 203 of the Delaware General Corporation Law.

         Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), New American Eagle's common stock is deemed to be registered under Section 12(g) of the Exchange Act.

STOCK SPLIT

         On March 17, 1999, American Eagle's Board of Directors approved a two-for-one stock split. The additional shares will be distributed on May 3, 1999 to stockholders of record on April 23, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (C)  EXHIBITS

2 Plan of Reorganization and Merger Agreement among American Eagle Outfitters, Inc., Thorn Hill Acquisition Corp., Natco Limited Liability Company, and Natco Industries, Inc., dated as of November 30, 1998 (Reference is made to Appendix A to Natco Industries, Inc.'s Form S-4 prospectus/proxy statement for the Special Meeting of the Stockholders filed with the Securities and Exchange Commission on February 25, 1999).

99     *          News Release, dated March 29, 1999, issued by American Eagle
                  Oufitters, Inc. announcing a two-for-one stock split and the completion of the reorganization.

-------------------------------
*  Filed with this report


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EAGLE OUTFITTERS, INC.


Date:  April 7, 1999                        By: /s/ William P. Tait
                                                ----------------------------
                                                William P. Tait, Vice President,
                                                Secretary and Treasurer

                                  EXHIBIT INDEX


Exhibit No.                         Description

     2 Plan of Reorganization and Merger Agreement among American Eagle Outfitters, Inc., Thorn Hill Acquisition Corp., Natco Limited Liability Company, and Natco Industries, Inc., dated November 30, 1998. (Reference is made to Appendix A to Natco Industries, Inc.'s Form S-4 prospectus/proxy statement for the Special Meeting of the Stockholders filed with the Securities and Exchange Commission on February 25,
                           1999).

     99           *        News Release, dated March 29, 1999, issued by
                           American Eagle Outfitters, Inc. announcing a two-for-one stock split and the completion of the reorganization.

-----------------------------
*  Filed with this report